EXHIBIT 32.2

                          SECTION 906 - CERTIFICATION.

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                                   AS ADDED BY

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Mid Penn Bancorp (the "Company for the period ended June 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Kevin W. Laudenslager, Treasurer, of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date:  July 27, 2005                            By: /s/Kevin W. Laudenslager
                                                    ------------------------
                                                    Kevin W. Laudenslager
                                                    Treasurer